SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2011

CrowdGather, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52143	20-2706319
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20300 Ventura Blvd. Suite 330, Woodland Hills, CA 91364
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (818) 435-2472

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Website and Domain Name Acquisition Agreement

On April 15, 2011, CrowdGather, Inc., a Nevada corporation (the “Registrant”), acquired the websites and domain names (“Websites”) set forth below pursuant to a Website and Domain Name Acquisition Agreement (“Agreement”) with GR8 Media Inc. (“GR8”):

•	www.forumer.com
•	www.forumhoster.com
•	www.forumforfree.com
•	www.fmods.com
•	www.forumer.org
•	www.fgatekeeper.com
•	www.forumerchat.com
•	www.forumer.biz
•	www.forumer.cn
•	www.forumerchats.com
•	www.forumermods.com
•	www.forumernews.com
•	www.forumershops.com
•	www.forumforfree.co.uk
•	www.forumerinviter.com
•	www.bbfreedom.com
•	www.greatboard.com
•	www.myfreeforums.com
•	www.ibfree.com
•	www.eforumer.com
•	www.fffhost.com
•	www.ffreehosting.com
•	www.forumerbox.com
•	www.999.org
•	www.x.am

The Agreement also provides that the Registrant acquires all associated software used in building the Websites, along with the associated users lists, databases, add-ons installed with these forums and associated accounts for the Websites.

The total purchase price of the Websites is $400,000, which consists of $300,000 payable in cash to GR8 and 100,000 shares of the Registrant’s common stock (“Shares Payment”).  The Shares Payment was calculated by dividing $100,000 by $1.00, which is the 10 day volume weighted average price of the Registrant’s common stock as of April 15, 2011. The Shares Payment will be issued to GR8 in a transaction which the Registrant believes satisfies the requirements of that exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, which exemption is specified by the provisions of Regulation S promulgated pursuant to that act by the Securities and Exchange Commission.

A copy of the Agreement is attached hereto as Exhibit 10.1. This brief description of the Agreement is a summary of the material terms only and is qualified in its entirety by reference to the full text of the Agreement as attached as Exhibit 10.1.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 2.01 for a description of the issuance of shares of the Registrant’s common stock to GR8 pursuant to the Agreement, which is hereby incorporated by reference.

Item 7.01 Regulation FD Disclosure.

On April 18, 2011, the Registrant intends to issue a press release to announce that the Registrant closed the acquisition of the Websites, as discussed above. A copy of the release is attached as Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01 Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit

10.1	Website and Domain Name Acquisition Agreement with GR8 Media Inc.
99.1	Press Release dated April 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CrowdGather, Inc.

Date: April 15, 2011	By:	/s/ Sanjay Sabnani
Sanjay Sabnani Chief Executive Officer